  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2019

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2635 East Millbrook Road Raleigh, NC (Address of principal executive offices)	27604 (Zip Code)

(540) 362-4911
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 (d)     On February 11, 2019, the Board of Directors (the “Board”) of Advance Auto Parts, Inc. (“Advance”) increased the number of directors on the Board from 10 to 12 and appointed Jeffrey J. Jones II and Sharon L. McCollam to serve as directors of the Company. Mr. Jones has also been appointed as a member of the Compensation Committee of the Board and Ms. McCollam has also been appointed as a member of the Audit Committee of the Board. In connection with their service as non-employee directors, Mr. Jones and Ms. McCollam will receive compensation in accordance with the Company’s compensation practices for non-employee directors described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 18, 2018, under the caption “Director Compensation.”

In connection with the appointment of Mr. Jones and Ms. McCollam as a directors, effective as of February 11, 2019, the Board’s Committees were reorganized and reconstituted as follows:

Audit Committee
Brad W. Buss, Chair
Adriana Karaboutis
Sharon L. McCollam

Compensation Committee
John F. Bergstrom, Chair
Eugene I. Lee, Jr.
Jeffrey J. Jones II

Nominating and Corporate Governance Committee
John F. Ferraro, Chair
Fiona P. Dias
Douglas A. Pertz
Nigel Travis

Mr. Buss and Ms. McCollam have been designated as Audit Committee Financial Experts.

Item 7.01 Regulation FD Disclosure.

On February 13, 2019, the Company issued a press release which contained the announcement of the appointment of Jeffrey J. Jones II and Sharon L. McCollam as directors of the Company. The press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release dated February 13, 2019, announcing the appointment of Jeffrey J. Jones II and Sharon L. McCollam as directors of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.

Date: February 13, 2019	/s/ Jeffrey W. Shepherd
Jeffrey W. Shepherd
Executive Vice President, Chief Financial Officer, Controller and Chief Accounting Officer